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Exhibit 10.3

STOCK PURCHASE AGREEMENT

CIBER, Inc.
5251 DTC Parkway, Suite 1400
Greenwood Village, CO 80111

        The undersigned (the "Investor") hereby confirms its agreement with you as follows:

        This Stock Purchase Agreement (the "Agreement") is made as of the date set forth below between CIBER, Inc., a Delaware corporation (the "Company"), and the Investor.

        The Company proposes to sell and issue up to                        shares (the "Shares") of common stock of the Company, $.01 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

        The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                        shares, for a purchase price of $            per share, or an aggregate purchase price of $                        , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

        Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:	, 2002

"INVESTOR"
By:

Print Name:

Title:

Address:

AGREED AND ACCEPTED: CIBER, INC.
By:

Title:

ANNEX I
TERMS AND CONDITIONS FOR PURCHASE OF SHARES

        1.    Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

        2.    Agreement to Sell and Purchase the Shares; Subscription Date.

          2.1  At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the "Signature Page") at the purchase price set forth on such Signature Page.

          2.2  The Company proposes to enter into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept in its sole discretion executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of Shares in the amount of at least $15,000,000 and (ii) notified Stifel, Nicolaus & Company, Incorporated (in its capacity as Placement Agent for the Shares, the "Placement Agent") in writing that it is no longer accepting Agreements from Investors for the purchase of Shares.

          2.3  Independent Investors. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Investor has separately negotiated the terms of this Agreement. Nothing contained herein or in any agreement or document relating to this transaction, and no action taken by any Investor, shall be deemed to constitute the Investors as, or to create any presumption that the Investors are in any way acting in concert or as, a group with respect to the obligations or transaction hereunder. No Investor has relied upon any other Investor for advice in entering into the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights hereunder

          2.4  Investor acknowledges that the Company shall pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

        3.    Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at a place and time (the "Closing Date") to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall arrange delivery to the Investor of one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor. Concurrently with the receipt of such stock certificate(s), Investor shall wire immediately available funds in the amount of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page hereto.

        4.    Representations, Warranties and Covenants of the Company. Except as otherwise described in this Agreement, in the Company's annual report filed on Form 10-K for the fiscal year ended December 31, 2001 and all other filings with the Securities and Exchange Commission (the "SEC") since December 31, 2001, including the documents incorporated by reference therein (the "SEC Documents"), in the Company's press releases since December 31, 2001 set forth on Section 4 of the Disclosure Schedule (defined below, the SEC Documents, press releases and this Agreement, including schedules hereto, are collectively referred to herein as the "Company Information"), which qualify the following representations and warranties, other than Section 4.1, 4.2, 4.3 and 4.13 in their entirety, the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1  Organization. Each subsidiary of the Company that meets the definition of "Significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X of the Securities Exchange Act of 1934, as amended (each a "Subsidiary" and collectively "Subsidiaries"), is listed in Section 4.1 of the Company's Disclosure Schedule attached hereto (the "Company Disclosure Schedule"). Each of the Company and its subsidiaries is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization, except where the failure to be so duly incorporated and validly existing would not be reasonably likely to result in a material adverse effect upon the business, financial condition, properties, assets or operations of the Company and its subsidiaries on a consolidated basis ("Material Adverse Effect"). Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business except where the failure to be so qualified would not be reasonably likely to result in a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          4.2  Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the terms of the Agreements (including, without limitation, the issuance of the Shares), and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.3  Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or their property is bound, where such conflict, violation or default is reasonably likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, (iii) the charter, by-laws or other organizational documents of the subsidiaries of the Company, other than the Subsidiaries or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its subsidiaries or their property, where such conflict, violation or default is reasonably likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would be reasonably likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws, which filings, if any, shall be made prior to Closing.

          4.4  Capitalization. The capitalization of the Company is described in the Company's SEC Documents as of the dates set forth therein. Other than (a) as disclosed in the Company Disclosure Schedule, (b) grants or issuances pursuant to employee benefit plans disclosed in the Company's SEC Documents or (c) as disclosed in the Company's SEC Documents, the Company has not issued any capital stock since December 31, 2001. As of April 25, 2002, the Company had 60,979,503 shares of Common Stock outstanding. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal, state and foreign securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Company's SEC Documents and other than as set forth in Section 4.4 of the Company Disclosure Schedule, there are no outstanding rights (including, without limitation, preemptive rights), warrants, calls, contracts, demands subscription or other rights or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock by the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares. Except as disclosed in the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

          4.5  Legal Proceedings. There are no legal or governmental proceedings pending, nor, to the knowledge of the Company are any such legal or governmental proceedings threatened, which is, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect, to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject that is not disclosed in the Company's SEC Documents.

          4.6  Absence of Events of Default. Except as set forth in an SEC Document, no "Event of Default" (as defined in any agreement or instrument to which the Company is a party) or similar occurrence that would result in the termination of any material agreement or instrument to which the Company is a party, or the acceleration of any obligation of the Company, and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing that is reasonably likely to result in or cause a Material Adverse Effect.

          4.7  No Bad Acts. The Company represents and warrants that, to its knowledge, none of its directors or officers is or has been the subject of, or a defendant in: (i) an enforcement action or prosecution (or settlement in lieu thereof) brought by a governmental authority relating to a violation of securities, fiduciary or criminal laws, or (ii) a civil action (or settlement in lieu thereof) brought by stockholders or investors for violation of duties owed to the stockholders or investors.

          4.8  Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans, claims, charges and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, charges, claims or encumbrances, except to the extent where lack of such compliance or any liens, charges, claims or encumbrances is not reasonably likely to result in a Material Adverse Effect.

          4.9  Employees. To the Company's knowledge, no strike, labor dispute or union organizing activities are pending or threatened against the Company by its employees. No employees belong to a union or collective bargaining unit.

          4.10 No Violations. Neither the Company nor any of its Subsidiaries is in violation of its charter, bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the property of the Company or any of its Subsidiaries is bound, which is, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect.

          4.11 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.15, and 4.17, the Company and each of its Subsidiaries have all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and each of its Subsidiaries as currently conducted, except where the failure to currently possess is reasonably likely to result in a Material Adverse Effect.

          4.12 Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any of the Company's Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, is reasonably likely to result in a Material Adverse Effect.

          4.13 Financial Statements. The consolidated financial statements of the Company and the related notes contained in the Company's SEC Documents present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Company's SEC Documents. All liabilities of the Company and its subsidiaries which have, or could reasonably be expected to have, a Material Adverse Effect are set forth in the audited financial statements as of December 31, 2001 contained in the Company's Form 10-K filed on March 15, 2002, except (i) liabilities incurred in connection with the contemplated acquisition of Decision Consultants, Inc., (ii) liabilities incurred in the ordinary course of business subsequent to December 31, 2002, and (iii) liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements.

          4.14 No Material Adverse Change. Since December 31, 2001, there has not been (i) any event or circumstance which has resulted or is reasonably likely to result in any Material Adverse Effect, (ii) any obligation or liability, direct or contingent, that is material to the Company or its Subsidiaries on a consolidated basis, incurred by the Company or any of its Subsidiaries, except for obligations incurred in the ordinary course of business or incurred or to be incurred in connection with the Company's proposed acquisition of certain assets of Decision Consultants, Inc. pursuant to the Asset Purchase Agreement (as defined below), (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its subsidiaries which has been sustained which is reasonably likely to result in a Material Adverse Effect.

          4.15 NYSE Compliance. The Company's Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is listed on The New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, or delisting the Common Stock from the NYSE. The Company has not received any notification that, and has no knowledge that, the SEC or any other authority, is contemplating terminating such listing or registration. The Company shall comply with all requirements of the NYSE with respect to the issuance of the Shares and the listing thereof on the NYSE.

          4.16 Compliance With Securities Laws. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale by the Company of the Shares is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration requirements of all applicable state securities and "blue sky" laws. The Company has not issued, offered or sold any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock or any such other securities) within the six (6) month period preceding the date hereof or taken any other action, or failed to take any action, that, in any such case, would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act. The Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Subsidiaries directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of the Shares or any Common Stock) that will make unavailable the exemption from registration under the Securities Act being relied upon by the Company for the offer and sale to the Investors of the Shares as contemplated by this Agreement, including, without limitation, the filing of a registration statement under the Securities Act. No form of general solicitation or advertising within the meaning of Rule 502(c) under the Securities Act has been used or authorized by the Company or any of its officers, directors or Subsidiaries in connection with the offer or sale of the Shares as contemplated by this Agreement or any other agreement to which the Company is a party.

          4.17 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act during the 12 months preceding the date of this Agreement. All such documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Exchange Act and the SEC's rules and regulations and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties of the Company in this Agreement did not contain, as of the date of this Agreement, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.18 Foreign Corrupt Practices. Neither the Company, any of its Subsidiaries nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company, any of its Subsidiaries or made by any person acting on their behalf and of which the Company is aware in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          4.19 No Manipulation of Stock. Neither the Company nor any of its Subsidiaries or affiliates has taken, nor will they take, in violation of applicable law, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock, including without limitation, to facilitate the sale or resale of the Shares.

          4.20 Accountants. KPMG LLP, who expressed their opinion with respect to the consolidated financial statements incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2001 into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

          4.21 Contracts. Other than any contracts, agreements or arrangements entered into in connection with the contemplated acquisition of certain assets of Decision Consultants, Inc. pursuant to the Asset Purchase Agreement (as defined below), all contracts, agreements and arrangements that should have been disclosed in, or included as exhibits to, all filings made by the Company with the SEC pursuant to the requirements of the Securities Act, or the Exchange Act have been so disclosed or included therein or therewith. The contracts described in, included as exhibits to or incorporated by reference in all filings made by the Company with the SEC that are material to the Company and any of its Subsidiaries are in full force and effect on the date hereof, and neither the Company nor its Subsidiaries, nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which is, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect, and no material terms, obligations, rights or conditions of any such contracts is currently being renegotiated.

          4.22 Investment Company. The Company is not, and after the sale of the Shares under the Agreements and the application of the net proceeds from such sales will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          4.23 Insurance. Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts that are reasonable and adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or any of its Subsidiaries against theft, damage, destruction and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

          4.24 Offering Materials. Other than the Company Information, the Company, its Subsidiaries and their agents have not distributed and the Company will not distribute, and will cause its Subsidiaries and its or its Subsidiaries' agents not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares. The Company, its Subsidiaries and their agents have not in the past nor will they hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would, directly or indirectly, bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

          4.25 Opinion of Counsel. The Company shall cause to be delivered to the Investors and the Placement Agent by counsel to the Company a customary legal opinion pertaining to the availability of an exemption from the registration provisions of the Securities Act and other customary legal opinions.

          4.26 Taxes. The Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and reports and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect. The returns and reports when filed were materially accurate and complete and reflect all taxes and other assessments due thereunder to be paid by the Company, except those contested in good faith. The provision for taxes of the Company included in the provision for accrued liabilities in the Company's audited financial statements that is part of the Company's annual report on Form 10-K filed for the fiscal year ended December 31, 2001 is adequate for taxes due or accrued as of the date thereof.

          4.27 Lock-up. The Company has entered into lock-up agreements (the "Lock-Up Agreements") with respect to the shares of its common stock to be issued pursuant to the Asset Purchase Agreement dated April 30, 2002, by and among the Company, Decision Consultants, Inc., KTR System, L.P. and The John A. Krasula Trust dated April 1, 1998 (the "Asset Purchase Agreement"). The Lock-Up Agreements are in full force and effect on the date hereof. The material terms of the Lock-Up Agreements are set forth on Section 4.27 to the Company Disclosure Schedule, and the Company hereby covenants and agrees not to waive, modify or terminate any benefit or right to which it is entitled or otherwise granted to it pursuant to the Lock-Up Agreement without the prior written consent of Investors holding not less than 50% of the Shares sold pursuant to this Agreement.

          4.28 Form S-3 Eligibility. The Company is eligible to register securities for resale with the SEC under a registration statement on Form S-3 promulgated under the Securities Act.

          4.29 Registration Rights. There are no registration or other similar rights to have any securities registered under the Registration Statement and no other registration rights exist with respect to the issuance or registration of the Shares by the Company under the Securities Act which have not been satisfied.

          4.30 Related Party Transactions. Other than as set forth in the Company Disclosure Schedule or the SEC Documents, there are no transactions or arrangements of the type required to be reported under Item 404 of Regulation S-K of the Securities Exchange Act.

        5.    Representations, Warranties and Covenants of the Investor.

          5.1  The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the Signature Page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Signature Page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and Exhibit B is expressly incorporated herein by reference; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has not received from the Company or Placement Agent any information regarding the Company or the Shares, other than the Company Information. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments, which involve a high degree of risk of loss of the Investor's entire investment. The Investor understands that (a) its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, (b) that the Shares therefore cannot be resold unless they are registered under the Act or when an exemption from registration is available, and (c) that the certificates for the Shares will bear a legend stating that they have not been registered under federal or state securities law and cannot be resold unless they are registered or an exemption from registration is available.

          5.2  The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If Investor is not a "U.S. Person" as defined under Regulation S of the Securities Act, the Investor agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Investor acknowledges that the Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares.

          5.3  The Investor covenants not to sell, offer to sell or otherwise transfer the Shares unless (a) the Investor has satisfied the prospectus delivery requirement under the Securities Act, if applicable, (b) the sale or transfer is in compliance with the terms of this Agreement, and (c) such disposition is pursuant to an effective Registration Statement or is exempt from registration under the Securities Act. The Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that, subject to Section 7.2, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall be permitted to transfer the Shares to any other person or entity that is controlled by such Investor, controls such Investor or is under common control with such Investor, including, any funds or accounts advised by such Investor's investment advisor, provided that the transfer transaction meets the registration requirements of the Securities Act or is exempt from registration under the Securities Act and that the transferee agrees to be bound by the terms hereof.

          5.4  The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and legally binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.5  The Investor will not, prior to the effectiveness of the Registration Statement, engage in any hedging transaction effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the effectiveness of the Registration Statement.

          5.6  The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

        6.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and Investors herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

        7.    Registration of the Shares; Compliance with the Securities Act.

          7.1  Registration Procedures and Expenses.

            (a)  The Company shall:

              (i)    subject to receipt of necessary information from the Investors, prepare and file with the SEC, as soon as practicable, but in no event later than 15 business days after the Closing Date, a registration statement on Form S-3 (or in the event that the Company is unable to use Form S-3, then on Form S-1) (the "Registration Statement") to enable the resale of the Shares by the Investors from time to time through the NYSE or in accordance with other methods of distribution described in the Registration Statement, elected by the Investor;

              (ii)  use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable; provided, however, if the SEC reviews the Registration Statement and provides written or verbal comments thereto, the Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than 90 days after the Registration Statement is filed by the Company; provided, further that, if the SEC notifies the Company that the Registration Statement will not receive a review or will not require any amendments to the information contained therein, the Company shall use its best efforts to cause the Registration Statement to become effective by the later of 30 days from the date the Registration was filed or 5 business days from the date of such notice from the SEC. If the Registration Statement is not declared effective within ninety (90) days of Closing Date, then each Investor may elect to receive, at the Investor's discretion, from the Company either: (i) an aggregate number of shares of Common Stock equal to 1% of the number of Shares purchased by such Investor hereunder (pro rata in accordance with their initial purchase under this Agreement), for each month (and pro rated for any partial month) after such ninety (90) days that the Registration Statement is not declared effective, up to a maximum aggregate amount of 5% of the Shares purchased by such Investor hereunder or (ii) a fee, as liquidated damages and not as a penalty, equal to 0.0833% of the purchase price paid by such Investor for the Shares set forth on the Signature Page for each day after such ninety (90) days the Registration Statement is not declared effective;

              (iii) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and continuously effective, subject to Section 7.2, and shall otherwise comply with the provisions of the Securities Act with respect to the registration of the Shares covered by the Registration Statement, for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement;

              (iv)  furnish to the Placement Agent and to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses, and each amendment and supplement thereto, in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

              (v)  use best efforts to register and qualify the Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, if any, or if reasonably requested by the Investors; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

              (vi)  bear all expenses in connection with the procedures in this Section 7.1(a) and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisors to the Investors or underwriting discounts, brokerage frees and commissions incurred by the Investors, if any;

              (vii) advise the Investors in writing, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

              (viii)  cause all such Shares registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the listing of such Shares is then permitted under the rules of such exchange, or if no similar securities are then so listed, to cause all such Shares to be listed on a national securities exchange, and promptly furnish to the NYSE and any other such exchange the Prospectus, including any supplements and amendments thereto, if required under Rule 153 of the Securities Act;

              (ix)  provide a transfer agent and registrar for all Shares registered pursuant to this Agreement and a CUSIP number for all such Shares, in each case not later than the effective date of such registration and use best efforts to cause the transfer agent to remove restrictive legends on the securities covered by such registration;

              (x)  notify the Investor of the effectiveness of the Registration Statement or any post-effective amendment on the date such Registration Statement or post-effective amendment becomes effective;

              (xi)  cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing, unless required by law, any restrictive legends if sold under the Registration Statement; and

              (xii) permit counsel to each of the Investors an opportunity to review the Registration Statement and all amendments and supplements thereto prior to their filing with the SEC. The sections of any such Registration Statement with respect to the Investor, the Investor's beneficial ownership of securities of the Company or the Investor's intended method of disposition of the Shares shall contain the information provided to the Company by the Investor.

            (b)  With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

            (c)  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 that such Investor shall furnish to the Company such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

            (d)  The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC regarding the Registration Statement shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

          7.2  Transfer of Shares After Registration; Suspension.

            (a)  The Investor agrees that it will promptly notify the Company of any changes in the information provided to the Company by the Investor for inclusion in the Registration Statement regarding the Investor or its plan of distribution.

            (b)  Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) promptly inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

            (c)  Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable and, in any event, within 20 business days after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

            (d)  Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions (i) during the 30 day period commencing with the date of effectiveness of the Registration Statement, and (ii) on more than two non-consecutive occasions of not more than 45 days each (each such occasion to be separated by not less than 15 business days) in any 12 month period.

            (e)  Provided that a Suspension is not then in effect the Investor may sell Shares under the Registration Statement, provided that the Investor has met the Prospectus delivery requirements under the Securities Act in connection with such sale of Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

            (f)    In the event of a sale of Shares by the Investor, the Investor shall also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the Shares may be properly transferred.

          7.3  Indemnification. For the purpose of this Section 7.3:

            (a)  the term "Investor Affiliate" shall mean any officer, director, agent, employee, fiduciaries, members managers, general or limited partners or affiliate of such Investor, including, without limitation, each person, if any, who controls the Investor or such Investor Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

            (b)  the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

            (c)  the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (i)    To the extent permitted by law, the Company agrees to indemnify and hold harmless each Investor and the Investor Affiliate from and against any losses, claims, damages, costs, expenses (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's prior written consent) or liabilities (each a "Loss," collectively "Losses") to which such Investor or the Investor Affiliate may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) in the case of the Registration Statement or Prospectus or in any amendments or supplements thereto, any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Exchange Act of 1934 (the "Exchange Act") or state securities laws, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Investor or Investor Affiliate for any reasonable legal or other expenses or costs reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim as and when such expenses are incurred, provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor or any Investor Affiliate specifically for use in preparation of the Registration Statement or the failure of such Investor or Investor Affiliate to comply with its covenants and agreements contained in Sections 5.1, 5.2, 5.3 or 7.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

              (ii)  To the extent permitted by law, the Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any Losses (including reasonable fees of counsel and any amounts paid in settlement effected with the Investor's prior written consent) to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by the Investor or any Investor Affiliate to comply with the covenants and agreements contained in Section 5.1, 5.2, 5.3 or 7.2 hereof, or (ii) in the case of the Registration Statement or Prospectus or any amendments or supplements thereto; any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement; provided, however, that the Investor shall not be obligated to indemnify the Company pursuant to this provision in excess of the amount that is equal to the gross amount received by the Investor from a sale of the Shares. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal or other expenses or costs reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim when and as such expenses are incurred.

              (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof and provided that counsel is reasonably satisfactory to such indemnified person, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or may exist a conflict of interest that would make it inappropriate, in the reasonable judgment of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

              (iv)  If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such Losses (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the Losses (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such Loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

              (v)  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

          7.4  Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5  Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

            (a)  as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

            (b)  upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

            (c)  upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement with respect thereto in form and substance reasonably satisfactory to the Company.

        8.    Conditions Precedent.

          8.1  Conditions to the Obligation of the Investor to Consummate the Closing. The obligation of the Investor to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent (or waiver by the Investor); provided, however, that except for Section 8.1(i), the Investor's obligation to consummate the Closing is not conditioned upon purchases by any of the Other Investors.

            (a)  The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Investor that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 8).

            (b)  Prior to the Closing Date, no Material Adverse Event shall have occurred and the Company shall have performed in all material respects all covenants, agreements, obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

            (c)  No suit, action, or other proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

            (d)  The purchase of and payment for the Shares by such Investors shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) shall have been duly obtained or made and shall be in full force and effect.

            (e)  The Company shall have complied with all applicable requirements of federal and state securities or "blue sky" laws with respect to the issuance of the Shares.

            (f)    A certificate shall have been delivered by the Company, signed by its President or Chief Executive Officer, to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date, as though newly made on and as of that date (except for representations and warranties which speak as of the date of the Agreement or as of another specific date or period covered thereby) and (ii) the Company has performed or complied with, in all material respects, all of its covenants contained in this Agreement and required to be performed or complied with on or before Closing Date.

            (g)  The Company shall have delivered to such Investors the opinion of counsel for the Company referred to in Section 4.25, dated the Closing Date.

            (h)  A single stock certificate or stock certificates shall have been delivered by the Company, subject to concurrent payment of the purchase price for the Shares by Investor, registered in the name of such Investor or nominee as designated by such Investor in writing, representing the number of shares of Common Stock purchased by such Investor, free of all restrictive and other legends (except as provided in Section 5.1 hereof and otherwise in the form of good delivery).

            (i)    Investors shall have agreed, and the Company shall have accepted, pursuant to the terms hereof, to purchases of Shares by the Investors, in one or more Closings, an amount that equals or exceeds an aggregate purchase of $15,000,000.

          8.2  Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to the Investor the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

            (a)  The representations and warranties contained herein of such Investor shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Investor contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section.

            (b)  The Investor shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

            (c)  No suit, action or proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

            (d)  The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

            (e)  Such Investor shall have executed and delivered to the Company a Investor Questionnaire, in substantially the form attached hereto as Exhibit B, pursuant to which each such Investor shall provide information necessary to confirm each such Investor's status as a Qualified Institutional Buyer (as such term is defined in Rule 144A promulgated under the Securities Act).

            (f)    The Company shall have received executed agreements from each of the Investors.

            (g)  The Company shall have received by wire transfer of immediate available funds the full purchase price for the Shares being purchased hereunder as set forth on the Signature Page.

            (h)  Investors shall have agreed, and the Company shall have accepted, pursuant to the terms hereof, to purchases of Shares by the Investors, in one or more Closings, an amount that equals or exceeds an aggregate purchase of $15,000,000.

        9.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile on a business day during normal business hours, upon electric confirmation of receipt or, if not, the next business day thereafter and shall be delivered as addressed as follows:

            (a)  if to the Company, to:

CIBER, Inc. 5251 DTC Parkway, Suite 1400 Greenwood Village, CO 80111
Attn: Mac J. Slingerlend Chief Executive Officer Phone: (303) 220-0100 Telecopy: (303) 267-3899

            (b)  with a copy mailed to:

Brobeck Phleger & Harrison LLP 370 Interlocken Blvd., Suite 500 Broomfield, CO 80021
Attn: Paul Hilton Phone: (303) 410-2001 Telecopy: (303) 410-2199

            (c)  if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

        10.  Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

        11.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        12.  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        13.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado, without giving effect to the principles of conflicts of law.

        14.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        15.  Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

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  Exhibit 10.3
STOCK PURCHASE AGREEMENT